UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 2, 2020

NEKTAR THERAPEUTICS

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24006	94-3134940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Mission Bay Boulevard South

San Francisco, California 94158

(Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code: (415) 482-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	NKTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On April 2, 2020, Nektar Therapeutics, a Delaware corporation ("Nektar"), posted on its website (www.nektar.com) a communication from Nektar's Chief Executive Officer regarding COVID-19 (the "COVID-19 Communication"). A copy of the COVID-19 Communication is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission (the "SEC") made by Nektar, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements which can be identified by words such as: "will," "anticipate," "plan," "may," "implement," "continue," "believe" and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding the potential impacts of the COVID-19 coronavirus pandemic on our personnel, their communities, and our business, such as delays or disruptions in our clinical trials, the anticipated timing for the completion of our clinical trials and announcement of clinical trial results, and interruptions in our manufacturing, supply chain, and research and development operations. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, anticipated events and trends, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results to differ materially from those indicated in the forward-looking statements include, among others: (i) our statements regarding the potential impacts of the coronavirus pandemic on our business are based on information, guidelines, and governmental actions that are changing rapidly over time; (ii) the actions we announced to preserve the integrity of our clinical trials may not be effective and may not be fully implemented (if at all) due to circumstances beyond our control; (iii) certain clinical trials in our pipeline are sponsored and operationalized by our collaboration partners and are subject to the risks and uncertainties of those partner's policies and procedures that may continue to evolve over time to address the impact of the coronavirus pandemic; (iv) clinical development has inherent risks and the risk of failure remains high and failure can unexpectedly occur at any stage for one or more of the indications being studied prior to regulatory approval due to lack of sufficient efficacy, safety considerations or other factors that impact drug development; and (v) certain other important risks and uncertainties set forth in Nektar's Annual Report on Form 10-K filed with the SEC on February 28, 2020. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Communication titled "A Letter from our President & CEO, Howard Robin (updated April 1, 2020)" issued by Nektar Therapeutics on April 2, 2020.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By:	/s/ Mark A. Wilson
Mark A. Wilson
General Counsel and Secretary

Date:	April 2, 2020

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